PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 25, 2005

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PHAZAR CORP will be held at National Depository Office located at 405 W. Loop 820 South, Fort Worth, Texas, on Tuesday, January 25, 2005 at 9:30 a.m. for the following purposes:

         1) To elect five directors to serve for the ensuing year and until their respective successors are elected;

         2) To ratify the appointment of Weaver and Tidwell, L.L.P. as the independent public auditors for FY 2005; and

         3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on December 21, 2004 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the meeting or any adjournment or adjournments thereof.

         A copy of the PHAZAR CORP Form 10-KSB for fiscal year ended May 31, 2004 is being mailed to stockholders with this proxy statement.

                                          By the Order of the Board of Directors

                                                                 Gary W. Havener
                                                                       President

                                   -----------

December 22, 2004

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.
















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                                   PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067


                                 PROXY STATEMENT

           Annual Meeting of Stockholders to be held January 25, 2005

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of PHAZAR CORP (the "Company" or "PHAZAR CORP") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on January 25, 2005 at National Depository Office located at 405 W. Loop 820 South, Fort Worth, Texas and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about January 3, 2005.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers, which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.

                                     VOTING

         A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell, L.L.P.

         Only stockholders of record at the close of business on December 21, 2004 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of December 21, 2004 is 2,250,428, shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

         Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                              ELECTION OF DIRECTORS

         Five (5) Directors are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Company bylaws allow from one to twelve directors. It is the intention of the persons named in the accompanying form of a proxy to vote for the nominees listed. All nominees have indicated their


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willingness to serve for the ensuing term, but if any nominee is unable or should decline to serve as a Director at the date of the Annual Meeting, it is the intention of the persons named in the proxy to vote for such other person or persons, as they in their discretion shall determine. Proxies will not be voted, however, for more than five nominees. The ages of the nominees, their principal occupations or employment during the past five years, and other data regarding them, based upon information received from them are as follows:

                                                                  Director
Name               Age   Principal Occupation                     Since
----               ---   --------------------                     -----
Gary W. Havener    64    President and Chief Executive Officer,
                         PHAZAR CORP; Sole Director Antenna
                         Products Corp., Phazar Antenna Corp.
                         and Thirco, Inc., subsidiaries of
                         PHAZAR CORP; President,
                         Thirco, Inc. and Sinan Corp.             January 1992

Clark D. Wraight   60    Vice President and Secretary, Treasurer,
                         PHAZAR CORP; President and General
                         Manager, Antenna Products Corp. and
                         Phazar Antenna Corp.; Vice President,
                         Thirco, Inc.; Secretary, Treasurer,
                         Thirco, Inc., and Phazar Antenna Corp.   October 1996

R. Allen Wahl      77    Independent Business Consultant and
                         Past President & COO of Valmont
                         Industries                               October 1999

James Miles        62    Past Vice President and General Manager,
                         GTE Media Ventures; Past President,
                         Contel of California                     November 1999

James Kenney       63    Executive Vice President and Owner
                         San Jacinto Securities, Inc.             November 1999


         Mr.Havener served as the President of PHAZAR CORP from January 1992 until October 1999. Mr. Havener served as the President of Antenna Products Corporation from January 1996 until April 1999. Mr. Havener currently serves as President and CEO of PHAZAR CORP and President of Thirco, Inc. Mr. Havener also serves as sole director of Antenna Products Corporation, Phazar Antenna Corp. and Thirco, Inc. Since December 1984 Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company.

         Mr. Wraight served as Vice President and Secretary/Treasurer of Antenna Products Corporation from 1996 until April 1999 when he was appointed President. Mr. Wraight has been employed with Antenna Products since 1979 and has served as an officer of the Company since 1981. Mr. Wraight currently serves as Vice President and Secretary/Treasurer of PHAZAR CORP, President and General Manager of Antenna Products Corporation, President and Secretary /Treasurer of Phazar Antenna Corp. and Vice President and Secretary/Treasurer of Thirco, Inc., subsidiaries of the Company.



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
         Mr. Wahl was President and COO of Valmont Industries until 1985. The principal business of Valmont Industries is manufacturing steel tubular poles and lattice towers for the communication industry. Mr. Wahl has been an independent business consultant since 1985.

         Mr. Miles served as Vice President and General Manager of GTE Media Ventures, a cable television design and operations company, from 1994 until 1999 and as President of Contel of California, a telecommunications company from 1984 until 1996. Mr. Miles was a Director of Desert Community Bank until 1994. Mr. Miles retired in 1999 and has been involved in personal financial activities for the past five years.

         Mr. Kenney has served as Executive Vice President and owner of San Jacinto Securities since 1993. San Jacinto Securities is an institutional stock brokerage firm.


                               SECURITY OWNERSHIP

         The following table set forth the beneficial ownership of the Company's Common Stock as of December 21, 2004, (a) by each director, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address               Shares Owned Directly        Percent of
of Beneficial Owners (1)       and Indirectly               Class (2)
------------------------       ---------------------        ---------

Gary W. Havener   (3)
Sinan Corp.                      863,836                    38.39%
P.O. Box 121697
Ft. Worth, TX 76121

R. Allen Wahl                      2,000                      .09%
13 Collinway Place
Dallas, TX 75230

Clark D. Wraight
Antenna Products Corporation     185,165                     8.23%
101 S.E. 25th Ave.
Mineral Wells, TX 76067

James Miles                        1,900                      .08%
420 Private Rd. 52363
Pittsburg, TX 75686


James Kenney                       1,900                      .08%
5949 Sherry Lane, Suite 960
Dallas, TX 75225

All directors and officers     1,054,801                    46.87%
of PHAZAR CORP
as a group (Five Persons)


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         (1) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

         (2) Based on total outstanding shares of 2,250,428 as of December 21, 2004.

         (3) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 387,390 of these shares representing 17.21% of the total outstanding shares. Mr. Havener as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Chief Executive Officer of the Company.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position       Annual Compensation
---------------------------       -------------------
President and CEO
-----------------
                     Fiscal Year                            Other Annual
                     Ended May 31   Salary ($)  Bonus ($)   Compensation ($)
                     ------------   ----------  ---------   ----------------

Gary W. Havener      2004           $0          $0          $   13,726(1)
                                                            $   98,000(2)

Gary W. Havener      2003           $0          $0          $     3,000(1)
                                                            $    98,000(3)

Gary W. Havener      2002           $0          $0          $     4,072(1)
                                                            $         1(4)

         (1) PHAZAR CORP Director's Fee - See Compensation of Directors Section

         (2) 2004 Antenna Products Corp. Director's Fee - $98,000 Paid

         (3) 2003 Antenna Products Corp. Director's Fee - $98,000 accrued

         (4) 2002 Antenna Products Corp. Director's Fee - $1 accrued

             Accrued amounts are paid in the following year.







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
                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held nine meetings in the fiscal year ended May 31, 2004. Gary W. Havener, R. Allen Wahl, James Miles, James Kenney and Clark D. Wraight were in attendance at each meeting.

         PHAZAR CORP has an audit committee that consists of three Directors, R. Allen Wahl, James Kenney and James Miles. Each member of the committee is independent under the rules of the National Association of Securities Dealers.

         The audit committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings.

         The audit committee held six meetings in fiscal year 2004 and has:

         [ ] reviewed and discussed the audited financial statements with the Company's management; and

         [ ] discussed with Weaver & Tidwell, L.L.P., independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, communication with audit committees, as amended.

         The audit committee has received from Weaver & Tidwell, L.L.P. the written disclosures and the letter required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with Weaver & Tidwell, L.L.P., that firm's independence.

         Based upon these discussions with management and the independent accountants, the audit committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2004 for filing with the Securities and Exchange Commission.

                            COMPENSATION OF DIRECTORS

         Compensation for PHAZAR CORP Board members is set at $500 plus 200 shares of PHAZAR CORP common stock for each board meeting attended. A total of $4,500 and 1,800 shares of restricted stock valued at $9,226 was paid each to Gary W. Havener, Clark D. Wraight, R. Allen Wahl, James Kenney and James Miles in the fiscal year ended May 31, 2004.

         Compensation for PHAZAR CORP audit committee members is set at $250 plus 100 shares of PHAZAR CORP common stock for each audit committee meeting attended. $1,500 and 600 shares of restricted stock valued at $2,508 was paid each to James Kenney, James Miles and R. Allen Wahl in the fiscal year ended May 31, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of

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
ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2004; all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.

                       APPOINTMENT OF INDEPENDENT AUDITORS


         On April 22, 1999, the Board of Directors of PHAZAR CORP (the "Company") adopted a resolution appointing Weaver and Tidwell, L.L.P., 1600 West Seventh Street, Suite 300, Fort Worth, Texas 76102 as the Company's principal accounting firm to audit the Company's financial statements.

         Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending May 31, 2005.

         Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

AUDIT FEES

General
         During fiscal year 2004, the Company paid Weaver & Tidwell, L.L.P. fees in the aggregate amount of approximately $86,226. Of this amount, approximately $67,246 were fees for the fiscal year 2003 year end audit and quarterly services for fiscal year 2004.

Financial Information Systems Design and Implementation Fees

         Weaver & Tidwell, L.L.P. did not render any services related to financial information systems design and implementation during fiscal year 2004.

All Other Fees

         Weaver & Tidwell, L.L.P. rendered other services consisting primarily of tax consulting, due diligence assistant and audits of the Company's other entities within the consolidated group for statutory filing purposes. Aggregate fees billed for all other services rendered by Weaver & Tidwell, L.L.P. for fiscal year 2004 were $19,010.








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
                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Annual Meeting in October 2005 must be received by the Company not later than June 30, 2004, for inclusion in its Proxy Statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth in items 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.










































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
Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                              By Order of the Board of Directors
                                                                 Gary W. Havener
                                                                       President
                                                               December 22, 2004

Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:



                                   PHAZAR CORP
                   c/o Computershare Investor Services, L.L.C.
                                  P.O. Box 2000
                          Bedford Park, IL. 60499-9910






































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
                                  PHAZAR CORP
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


                                             For  Withheld  For All
1.   Election of Directors -                 All     All    Except
     Nominees:  01-Gary W. Havener,
     02-Clark D. Wraight, 03-R. Allen Wahl,
     04-James Kenney, 05-James Miles                                  2.  Ratification of Weaver  For Against Abstain
                                                                          & Tidwell, LLP, as the
                                                                          Independent Public
                                                                          Auditor for FY05
     ----------------------------------
     (Except nominee(s) written above.)
                                                                      The undersigned acknowledges
                                                                      receipt of the Notice of Annual
                                                                      Meeting of Shareholders and of
                                                                      the Proxy Statement.


                                                                                         Dated:               , 2005.
                                                                                               --------------


                                                                      Signature(s)
                                                                                  -----------------------------------

                                                                      -----------------------------------------------
                                                                      Please sign exactly as your name appears.  Joint
                                                                      owners should each sign personally.  Where
                                                                      applicable, indicate your official position or
                                                                      representation capacity.




                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!


               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.










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PROXY CARD                                                            PROXY CARD

                                   PHAZAR CORP
           This proxy is solicited on behalf of the Board of Directors
     For the Annual Meeting of Shareholders to be held on January 25, 2005

     The undersigned appoints Gary W. Havener and Clark D. Wraight, or any one of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of PHAZAR CORP, to be held on January 25, 2005 at 9:30 a.m. Central Time, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Shares of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of Directors and FOR proposal 2 and any other matters as may properly come before the meeting.

     The Board of Directors recommends a vote FOR the election of Directors and FOR proposal 2.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)






























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